                           SCHEDULE 14A INFORMATION
                                (Rule 14a-101)

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Rule 14a-12


                             Edison Schools Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

 On September 29, 2003, Edison Schools Inc. issued the following press release:


                              [EDISON SCHOOLS LOGO]


    PRESS RELEASE

FOR IMMEDIATE RELEASE
---------------------

      September 29, 2003


      Contact:  Adam Tucker, VP Communications.
                (212) 419-1602




        EDISON SCHOOLS SETS RECORD DATE FOR SPECIAL STOCKHOLDERS' MEETING

New York, NY, September 29, 2003 -- Edison Schools Inc. (Nasdaq: EDSN) announced today that it has established October 7, 2003 as the record date for determining stockholders entitled to notice of the special meeting and to vote at the special meeting to be held to consider the proposal to adopt and approve the Agreement and Plan of Merger, dated as of July 13, 2003, among Edison, Shakespeare Acquisition LLC and Shakespeare Acquisition Corporation, and the merger of Shakespeare Acquisition Corporation with and into Edison. The date and location of the special meeting have yet to be determined, although Edison currently expects the meeting to be held in New York City in early November.


ABOUT EDISON SCHOOLS

Founded in 1992, Edison partners with school districts and charter boards to raise student achievement through its research-based school design, aligned assessment systems, interactive professional development, integrated use of technology and other proven program features. Edison students are achieving annual academic gains well above national norms. Edison Schools now serves more than 132,000 public school students in over 20 states through four different business channels: (1) the management of schools for school districts, (2) charter schools, (3) summer and after-school programs, and (4) achievement management solutions for school systems. The Company operates 130 full-year schools and 200 summer schools.

Between 1992 and 1995 and in on-going efforts, Edison's team of leading educators and scholars has conducted intensive research to develop its school design and support systems. Edison opened its first four schools in August 1995, and has grown in every subsequent year. For more information, please visit www.edisonschools.com.
                          ---------------------

Forward-Looking Statement

This document contains forward-looking statements that involve risks, uncertainties and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Risks, uncertainties and assumptions include the possibility that the merger does occur or that prior to the closing of the proposed merger the business of Edison suffers due to uncertainty; the market for the sale of certain products and services may not develop as expected; or other risks that are described from time to time in Edison's Securities and Exchange Commission reports (including but not limited to Edison's annual report on Form 10-K for the year ended June 30, 2002 and subsequently filed reports). If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, results could differ materially from Edison's expectations in these statements. Edison assumes no obligation and does not intend to update these forward-looking statements. These forward-looking statements should not be relied upon as representing Edison's estimates or views as of any date subsequent to September 23, 2003.

Additional Information about the Merger and Where to Find It

On August 22, 2003, Edison filed a preliminary a proxy statement with the SEC concerning the proposed merger of a Shakespeare Acquisition Corporation, a wholly owned subsidiary of Shakespeare Acquisition LLC, with and into Edison. INVESTORS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT (WHEN IT BECOMES AVAILABLE) AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN, AND WILL CONTAIN, IMPORTANT INFORMATION REGARDING EDISON AND THE MERGER. The definitive proxy statement will be sent to the stockholders of Edison who are stockholders as of the record date. You can obtain the documents filed, or to be filed, with the SEC by Edison free of charge on the SEC's website at www.sec.gov or by requesting them in writing from Edison Schools Inc. at 521 5th Avenue, 11th Floor, New York, NY 10175,
Attention: Investor Relations, or by telephone at 212-419-1600. Shakespeare Acquisition LLC has also filed documents with the SEC relating to the merger. You may obtain documents filed, or to be filed, by Shakespeare Acquisition LLC free of charge on the SEC's website or by requesting them in writing from Shakespeare Acquisition LLC c/o Liberty Partners, 1370 Avenue of the Americas, 34th Floor, New York, NY 10019, Attention: Investor Relations, or by telephone at 212-541-7676.

Edison Schools Inc. and Shakespeare Acquisition LLC, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of Edison in connection with the merger. Information about the directors and executive officers of Edison and Shakespeare Acquisition LLC and their ownership of Edison stock is set forth in the preliminary proxy statement and will be set forth in the definitive proxy statement when it becomes available. Investors may obtain additional information regarding the interests of such participants by reading the preliminary proxy statement or the definitive proxy statement when it becomes available.

                                      # # #